Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director and officer of HUGHES Telematics, Inc, a Delaware corporation (the “Company”), hereby constitutes and appoints Erik J. Goldman, Craig Kaufmann and Robert Lewis and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (the “Registration Statement”) to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director or officer, as applicable, of the Company, the Registration Statement to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, the Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 10th day of April 2009.

/s/ Jeffrey A. Leddy
Jeffrey A. Leddy

POWER OF ATTORNEY

The undersigned, a director of HUGHES Telematics, Inc, a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey A. Leddy, Erik J. Goldman, Craig Kaufmann and Robert Lewis and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (the “Registration Statement”) to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director or officer, as applicable, of the Company, the Registration Statement to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, the Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 10th day of April 2009.

/s/ Andrew D. Africk
Andrew D. Africk

POWER OF ATTORNEY

The undersigned, a director of HUGHES Telematics, Inc, a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey A. Leddy, Erik J. Goldman, Craig Kaufmann and Robert Lewis and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (the “Registration Statement”) to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director or officer, as applicable, of the Company, the Registration Statement to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, the Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 10th day of April 2009.

/s/ Andrew P. Hines
Andrew P. Hines

POWER OF ATTORNEY

The undersigned, a director of HUGHES Telematics, Inc, a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey A. Leddy, Erik J. Goldman, Craig Kaufmann and Robert Lewis and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (the “Registration Statement”) to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director or officer, as applicable, of the Company, the Registration Statement to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, the Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 10th day of April 2009.

/s/ Warren Lieberfarb
Warren Lieberfarb

POWER OF ATTORNEY

The undersigned, a director of HUGHES Telematics, Inc, a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey A. Leddy, Erik J. Goldman, Craig Kaufmann and Robert Lewis and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (the “Registration Statement”) to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director or officer, as applicable, of the Company, the Registration Statement to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, the Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 10th day of April 2009.

/s/ Steven Martinez
Steven Martinez

POWER OF ATTORNEY

The undersigned, a director of HUGHES Telematics, Inc, a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey A. Leddy, Erik J. Goldman, Craig Kaufmann and Robert Lewis and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (the “Registration Statement”) to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director or officer, as applicable, of the Company, the Registration Statement to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, the Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 10th day of April 2009.

/s/ Matthew H. Nord
Matthew H. Nord

POWER OF ATTORNEY

The undersigned, a director of HUGHES Telematics, Inc, a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey A. Leddy, Erik J. Goldman, Craig Kaufmann and Robert Lewis and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (the “Registration Statement”) to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director or officer, as applicable, of the Company, the Registration Statement to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, the Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 10th day of April 2009.

/s/ Aaron Stone
Aaron Stone

POWER OF ATTORNEY

The undersigned, a director of HUGHES Telematics, Inc, a Delaware corporation (the “Company”), hereby constitutes and appoints Jeffrey A. Leddy, Erik J. Goldman, Craig Kaufmann and Robert Lewis and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (the “Registration Statement”) to which this power of attorney is filed as an exhibit (the “Securities”), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director or officer, as applicable, of the Company, the Registration Statement to which this power of attorney is filed as an exhibit, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, the Registration Statement, any other appropriate form or any amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this power of attorney this 10th day of April 2009.

/s/ Mark VanStekelenburg
Mark VanStekelenburg